UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, New York		10105
(Address of principal executive offices)		(Zip code)

Suzan J. Afifi First Eagle Variable Funds 1345 Avenue of the Americas New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 632-2700

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2016

Item 1. Schedule of Investments. — The schedule of investments for the three-month period ended March 31, 2016, is filed herewith.

FIRST EAGLE

Overseas Variable Fund

Schedule of Investments • Period Ended March 31, 2016 (unaudited)

SHARES	DESCRIPTION	COST	VALUE

Common Stocks — 75.08%

International Common Stocks — 74.88%

Africa 0.08%
4,022	Randgold Resources Limited, ADR	$239,710	$365,238

Australia 1.06%
386,507	Newcrest Mining Limited (a)	7,037,768	5,024,858

Austria 0.36%
89,293	Wienerberger AG	1,060,978	1,715,117

Belgium 1.03%
48,011	Groupe Bruxelles Lambert SA	4,099,874	3,961,345
7,523	Sofina SA	733,211	895,420
		4,833,085	4,856,765
Bermuda 1.85%
102,180	Jardine Matheson Holdings Limited	3,600,960	5,832,434
197,976	Hiscox Limited	2,369,442	2,755,283
4,700	Jardine Strategic Holdings Limited	126,621	140,295
		6,097,023	8,728,012
Canada 4.97%
104,633	Agnico-Eagle Mines Limited	3,330,678	3,785,721
218,549	Potash Corporation of Saskatchewan, Inc.	7,838,682	3,719,704
224,212	Goldcorp, Inc.	6,522,557	3,638,961
256,407	Cenovus Energy, Inc.	6,181,657	3,333,291
37,103	Franco-Nevada Corporation	1,580,158	2,278,603
74,615	Suncor Energy, Inc.	1,868,866	2,078,017
148,543	Barrick Gold Corporation	1,678,099	2,017,214
61,489	Canadian Natural Resources Limited	1,720,078	1,663,221
18,444	Imperial Oil Limited	546,615	616,196
57,182	EnCana Corporation	1,055,734	348,238
		32,323,124	23,479,166
Chile 0.66%
139,921	Cia Cervecerias Unidas SA, ADR	2,967,641	3,141,226

Denmark 0.58%
68,964	ISS A/S	2,290,411	2,768,670

France 12.14%
127,334	Danone SA	8,709,007	9,057,282
203,556	Bouygues SA	6,819,646	8,303,804
189,251	Carrefour SA	4,281,661	5,207,131

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • March 31, 2016

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 74.88% — (continued)

France 12.14% — (continued)
112,333	Cie de Saint-Gobain	$4,690,607	$4,950,612
59,568	Sanofi	4,191,933	4,803,062
33,901	Sodexo SA	925,395	3,654,685
78,350	Total SA	3,678,256	3,571,527
238,385	Rexel SA	3,481,873	3,405,647
79,928	Numericable-SFR SAS	2,659,818	3,364,243
8,944	Robertet SA (b)	595,461	2,290,113
23,857	Laurent-Perrier (b)	1,457,173	2,134,016
16,612	Wendel SA	383,463	1,808,241
19,438	Société Foncière Financière et de Participations (b)	1,652,488	1,462,033
23,762	Legrand SA	747,779	1,331,524
6,308	BioMerieux	486,838	722,453
32,977	Neopost SA	2,467,803	693,078
9,248	Gaumont SA (b)	795,291	520,903
8,490	Sabeton SA (b)	95,804	127,715
		48,120,296	57,408,069
Germany 3.53%
113,926	HeidelbergCement AG	6,052,483	9,755,137
102,598	Deutsche Wohnen AG	813,374	3,190,675
120,614	Hamburger Hafen und Logistik AG	3,847,260	1,775,972
173,916	Telefonica Deutschland Holding AG	844,466	942,197
12,596	Fraport AG	456,153	764,091
1,965	Linde AG	260,751	286,316
		12,274,487	16,714,388
Greece 0.57%
198,032	Jumbo SA (a)	1,108,109	2,681,553

Hong Kong 3.44%
2,448,990	Hang Lung Properties Limited	5,805,302	4,684,978
1,129,900	Hopewell Holdings Limited	3,789,000	3,648,668
789,014	Great Eagle Holdings Limited	2,625,117	2,858,101
254,670	Guoco Group Limited (b)	2,977,070	2,724,849
539,909	Hysan Development Company Limited	2,450,192	2,300,269
54,785	Hopewell Highway Infrastructure Limited	26,554	27,049
		17,673,235	16,243,914
Ireland 0.57%
95,866	CRH PLC	1,572,476	2,706,936

Israel 0.27%
289,795	Israel Chemicals Limited	2,866,086	1,261,404

Italy 1.28%
240,274	Italcementi S.p.A.	2,121,207	2,816,100
48,325	Recordati S.p.A.	318,475	1,209,758
38,463	Italmobiliare S.p.A. RSP	1,866,214	1,196,153

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • March 31, 2016

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 74.88% — (continued)

Italy 1.28% — (continued)
18,419	Italmobiliare S.p.A.	$1,309,374	$824,526
		5,615,270	6,046,537
Japan 21.13%
485,300	KDDI Corporation	5,569,366	12,962,031
134,060	Secom Company Limited	5,453,774	9,965,311
16,010	Keyence Corporation	3,003,815	8,732,986
55,180	Fanuc Corporation	4,423,040	8,572,769
244,000	Sompo Japan Nipponkoa Holdings, Inc.	5,773,396	6,911,653
28,260	SMC Corporation	2,945,516	6,563,743
155,060	Hoya Corporation	3,167,187	5,898,191
176,000	MS&AD Insurance Group Holdings, Inc.	4,305,437	4,904,136
356,400	Astellas Pharma, Inc.	2,567,456	4,739,016
253,660	Mitsubishi Estate Company Limited	4,041,892	4,711,682
30,060	Shimano, Inc.	360,302	4,711,523
40,900	Hirose Electric Company Limited	3,821,505	4,509,921
79,230	Daiichikosho Company Limited	1,746,728	3,449,527
45,000	Nissin Foods Holdings Company Limited	1,560,829	2,115,154
119,880	Kansai Paint Company Limited	758,993	1,925,835
78,948	Chofu Seisakusho Company Limited (b)	1,165,336	1,829,458
21,394	SK Kaken Company Limited (b)	549,505	1,773,566
45,280	As One Corporation (b)	790,915	1,713,917
94,300	T. Hasegawa Company Limited (b)	1,340,917	1,428,597
45,094	Secom Joshinetsu Company Limited	800,695	1,346,269
54,410	Nagaileben Company Limited	451,479	1,118,706
		54,598,083	99,883,991
Mexico 2.69%
323,319	Grupo Televisa S.A.B., ADR	5,975,080	8,878,340
211,291	Fresnillo PLC	2,520,296	2,890,519
74,084	Industrias Peñoles S.A.B. de C.V.	408,061	936,279
		8,903,437	12,705,138
Norway 0.73%
382,024	Orkla ASA	2,642,020	3,460,270

Russia 0.27%
291,970	Gazprom PAO, ADR	1,934,708	1,259,267

Singapore 1.87%
1,039,513	Haw Par Corporation Limited (b)	2,346,775	6,470,686
1,097,310	ComfortDelGro Corporation Limited	1,229,253	2,377,227
		3,576,028	8,847,913
South Korea 3.80%
70,967	KT&G Corporation	3,764,554	6,826,137
108,547	Kia Motors Corporation	5,290,886	4,584,488
1,259	Lotte Confectionery Company Limited	721,636	2,827,135
6,760	Nong Shim Company Limited	1,220,659	2,364,463

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • March 31, 2016

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 74.88% — (continued)

South Korea 3.80% — (continued)
43,564	Fursys, Inc. (b)	$989,384	$1,390,421
		11,987,119	17,992,644
Sweden 1.22%
145,775	Investor AB, Class ‘A’ (b)	2,727,416	5,087,064
18,911	Investor AB, Class ‘B’	476,029	669,482
		3,203,445	5,756,546
Switzerland 3.42%
107,681	Nestlé SA	3,030,242	8,046,258
112,989	Pargesa Holding SA	6,227,902	7,197,313
4,253	Rieter Holding AG	514,269	918,229
		9,772,413	16,161,800

Taiwan 0.12%
21,298	Taiwan Semiconductor Manufacturing Company Limited, ADR	428,009	558,008

Thailand 1.28%
818,805	Bangkok Bank PCL, NVDR	3,151,943	4,189,452
600	Bangkok Bank PCL	2,538	3,104
3,491,092	Thai Beverage PCL	541,277	1,851,935
		3,695,758	6,044,491
Turkey 0.20%
199,021	Yazicilar Holding AS	1,322,574	934,434

United Kingdom 5.76%
111,236	Berkeley Group Holdings PLC	1,278,820	5,141,161
123,716	Liberty Global PLC, Series ‘C’ (a)	4,717,543	4,646,773
9,665	Liberty Global PLC, Series ‘A’ (a)	396,997	372,102
4,459	Liberty Global PLC LiLAC, Series ‘C’ (a)	180,889	168,907
483	Liberty Global PLC LiLAC, Series ‘A’ (a)	16,641	16,934
76,687	British American Tobacco PLC	4,091,440	4,504,793
193,285	GlaxoSmithKline PLC	3,727,153	3,919,789
130,304	Diageo PLC	3,551,592	3,521,209
23,496	Willis Towers Watson PLC	2,494,613	2,788,035
581,143	WM Morrison Supermarkets PLC	2,439,351	1,658,482
61,466	Anglo American PLC	1,810,337	487,397
		24,705,376	27,225,582
Total International Common Stocks		272,848,669	353,971,937

U.S. Common Stock — 0.20%

Materials 0.20%
18,604	Royal Gold, Inc.	1,135,778	954,199
Total Common Stock		273,984,447	354,926,136
Investment Company — 0.00*%
2,947	State Street Institutional U.S. Government Money Market Fund, Premier Class	2,947	2,947

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • March 31, 2016

OUNCES	DESCRIPTION	COST	VALUE

Commodity — 6.24%
23,953	Gold bullion (a)	$23,666,759	$29,486,129

PRINCIPAL

International Bonds — 2.48%

International Government Bonds — 2.48%

Australia 0.27%
1,645,000 AUD	Australia Government Bond 6.00% due 02/15/17 (c)	1,251,415	1,304,392

Canada 0.16%
998,000 CAD	Canadian Government Bond 1.25% due 08/01/17	770,055	775,608

Indonesia 0.03%
1,586,000,000 IDR	Indonesia Treasury Bond 8.25% due 07/15/21	124,015	123,799

Mexico 0.64%
39,260,000 MXN	Mexican Bonos 4.75% due 06/14/18	2,488,415	2,285,102
12,564,600 MXN	Mexican Bonos 5.00% due 12/11/19	921,919	724,731
		3,410,334	3,009,833
Singapore 1.13%
3,329,000 SGD	Singapore Government Bond 0.50% due 04/01/18	2,523,930	2,454,695
1,813,000 SGD	Singapore Government Bond 2.375% due 04/01/17	1,483,971	1,366,896
1,882,000 SGD	Singapore Government Bond 3.25% due 09/01/20	1,462,497	1,515,681
		5,470,398	5,337,272
United Kingdom 0.25%
824,000 GBP	United Kingdom Gilt 1.00% due 09/07/17 (c)	1,279,584	1,193,574

Total International Government Bonds		12,305,801	11,744,478
Total International Bonds		12,305,801	11,744,478

Commercial Paper — 12.54%

International Commercial Paper — 9.79%

Germany 1.08%
5,100,000 USD	BASF AG 0.46% due 05/12/16	5,097,386	5,097,572

Italy 2.50%
11,841,000 USD	Eni S.p.A. 0.61% due 04/01/16	11,841,000	11,840,914

Japan 1.69%
7,981,000 USD	Hitachi Limited 0.56% due 04/01/16	7,981,000	7,980,904

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • March 31, 2016

PRINCIPAL	DESCRIPTION	COST	VALUE

International Commercial Paper — 9.79% — (continued)

Switzerland 1.06%
5,023,000 USD	Novartis International AG 0.44% due 04/19/16	$5,021,920	$5,022,125

United Kingdom 3.46%
5,250,000 USD	AstraZeneca PLC 0.69% due 04/14/16	5,248,711	5,249,249
5,891,000 USD	BP Capital Markets PLC 0.64% due 04/01/16	5,891,000	5,890,904
5,229,000 USD	GlaxoSmithKline PLC 0.51% due 06/16/16	5,223,481	5,223,878
Total International Commercial Paper		46,304,498	46,305,546

U.S. Commercial Paper — 2.75%
$7,981,000	Avery Dennison Corporation 0.59% due 04/01/16	7,981,000	7,980,904
5,000,000	Medtronic, Inc. 0.64% due 04/04/16	4,999,737	4,999,770
Total U.S. Commercial Paper		12,980,737	12,980,674
Total Commercial Paper		59,285,235	59,286,220
Total Investments — 96.34%		$369,245,189	455,445,910
Other Assets in Excess of Liabilities — 3.66%			17,292,450
Net Assets — 100.00%			$472,738,360

*	Less than 0.01%
(a)	Non-income producing security/commodity.
(b)	Security is deemed illiquid. At March 31, 2016, the value of these securities amounted to $28,953,338 or 6.12% of net assets.
(c)

Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At March 31, 2016, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$112,750,463
Gross unrealized depreciation	(26,549,742)
Net unrealized appreciation	$86,200,721

Abbreviations used in this schedule include:
ADR	—	American Depositary Receipt
AG	—	Aktien Gesellschaft
A/S	—	Aktieselskab
AS	—	Anonim Sirket
ASA	—	Norwegian Public Limited Company
NVDR	—	Non-Voting Depository Receipt
PAO	—	Russian Public Joint Stock Company
PCL	—	Public Company Limited
PLC	—	Public Limited Company
RSP	—	Represents Savings Shares
SA	—	Société Anonyme
S.A.B.	—	Sociedad Anónima Bursátil
SAS	—	Société par Actions Simplifiée
S.p.A.	—	Società per Azioni

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • March 31, 2016

Currencies
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
GBP	—	British Pound
IDR	—	Indonesian Rupiah
MXN	—	Mexican Peso
SGD	—	Singapore Dollar
USD	—	United States Dollar

Foreign Currency Exchange Contracts - Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT MARCH 31, 2016	UNREALIZED APPRECIATION AT MARCH 31, 2016	UNREALIZED DEPRECIATION AT MARCH 31, 2016
04/13/16	1,036,000	Euro	$1,128,893	$1,179,193	$—	$(50,300)
05/18/16	1,662,000	Euro	1,866,260	1,893,681	—	(27,421)
06/15/16	1,741,000	Euro	1,956,118	1,985,431	—	(29,313)
07/13/16	1,741,000	Euro	1,955,996	1,987,330	—	(31,334)
08/17/16	1,989,000	Euro	2,189,352	2,273,193	—	(83,841)
04/13/16	770,000	British Pound	1,124,336	1,105,942	18,394	—
05/18/16	507,000	British Pound	720,031	728,270	—	(8,239)
			$10,940,986	$11,153,040	$18,394	$(230,448)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	9.32%
Consumer Staples	12.02
Energy	2.72
Financials	13.35
Health Care	6.48
Industrials	14.12
Information Technology	3.07
Materials	10.86
Telecommunication Services	2.94
Total International Common Stocks	74.88
U.S. Common Stock
Materials	0.20
Total U.S. Common Stock	0.20
Investment Company	0.00 *
Commodity	6.24
International Government Bonds
Government Issues	2.48
Total International Government Bonds	2.48
Commercial Paper
International Commercial Paper	9.79
U.S. Commercial Paper	2.75
Total Commercial Paper	12.54
Total Investments	96.34%

*                      Less than 0.01%

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE  FUNDS • QUARTERLY NQ REPORT • March 31, 2016

FIRST EAGLE OVERSEAS VARIABLE FUND

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non—U.S. companies.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. As of December 1, 2015, private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC as well as clients of the two firms have acquired a majority equity stake in First Eagle Holdings. This transaction is not expected to result in any change in investment personnel or the Fund’s investment objective or policies.

The following is a summary of significant accounting policies adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Prior to December 31, 2015, all bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations were readily available were valued at the mean between the bid and ask prices provided by an approved pricing service, or received from dealers in the over-the-counter market in the United States or abroad. Effective December 31, 2015, all bonds, whether listed on an exchange or traded in the over-counter-market, for which market quotations are readily available, are generally priced at the evaluated bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments, maturing in sixty days or less, are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts at the time the NYSE closes (normally 4:00 p.m. E.S.T.).

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the “Committee”) to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of March 31, 2016:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:†
International Common Stocks	$353,971,937	$—	$—	$353,971,937
U.S. Common Stock	954,199	—	—	954,199
Investment Company	2,947	—	—	2,947
Commodity*	29,486,129	—	—	29,486,129
International Government Bonds	—	11,744,478	—	11,744,478
International Commercial Paper	—	46,305,546	—	46,305,546
U.S. Commercial Paper	—	12,980,674	—	12,980,674
Foreign Currency Contracts**	—	18,394	—	18,394
Total	$384,415,212	$71,049,092	$—	$455,464,304

Liabilities:
Foreign Currency Contracts**	$—	$230,448	$—	$230,448
Total	$—	$230,448	$—	$230,448

†	See Schedule of Investments for additional detailed categorizations.
*	Represents gold bullion.
**	Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.
For the three-month period ended March 31, 2016, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchanged contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the Fund.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At March 31, 2016, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE	LIABILITY DERIVATIVE FAIR VALUE	REALIZED GAIN	CHANGE IN APPRECIATION (DEPRECIATION)
Foreign currency	$18,394	$230,448	$97,857	$(328,758)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of March 31, 2016:

COUNTERPARTY	GROSS AMOUNTS OF ASSETS	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$18,394	$(18,394)	$—	$0

COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$50,300	$(18,394)	$—	$31,906
Goldman Sachs Capital Markets LP	35,660	—	—	35,660
HSBC Bank USA	83,841	—	—	83,841
JPMorgan Chase Bank N.A.	29,313	—	—	29,313
UBS AG	31,334	—	—	31,334
	$230,448	$(18,394)	$—	$212,054

Item 2. Controls and Procedures.

a)             The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as of the Evaluation Date.

b)             There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a))are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Eagle Variable Funds
By	/s/ John P. Arnhold
John P. Arnhold, President

Date: May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer		Date: May 26, 2016

/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer		Date: May 26, 2016